Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT, dated as of April 30, 2002 (this "Amendment"), to the Credit Agreement referred to below, is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as a Lender, and as Agent for Lenders; The CIT GROUP/BUSINESS CREDIT, INC., as a Lender; LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, Inc, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION, as a Lender; and FOOTHILL CAPITAL CORPORATION, as a Lender.

W I T N E S S E T H

WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of January 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

WHEREAS, as a result of the closing by Borrower of the Kimco Credit Agreement and certain other events generating Liquidity Event Proceeds, the Initial Liquidity Hurdle Date occurred prior to March 31, 2002;

WHEREAS, Borrower has requested this amendment to the Credit Agreement in connection with the Subsequent Liquidity Hurdle Date;

NOW THEREFORE, in consideration of the premises, the Amendment Fee (as hereinafter defined), and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    Amendment to Section 1.5(a). Section 1.5(a) to the Credit Agreement is hereby amended as of the Amendment Effective Date by amending subsection (ii) of the second paragraph thereof (such paragraph commencing with "The Applicable Revolver LIBOR Margin") to read as follows:

    "(ii) by an additional 0.25% effective prospectively from the date (the "Subsequent Liquidity Hurdle Date") on which Borrower shall have obtained Liquidity Event Proceeds from and after January 1, 2002 (including amounts calculated in reaching the Initial Liquidity Hurdle Date) in an aggregate cumulative amount equal to Nine Million Five Hundred Thousand Dollars ($9,500,000); provided, however, that the Initial Liquidity Hurdle Date and the Subsequent Liquidity Hurdle Date, as applicable, shall not be deemed to have occurred for any purpose under this Agreement until and unless (1) Borrower shall have delivered evidence reasonably satisfactory to Agent of receipt of the relevant Liquidity Event Proceeds, and (2) Borrower shall have applied the full amount of such Liquidity Event Proceeds as a payment or prepayment on the Obligations (without a reduction in the Tranche A Revolving Loan Commitments)."

    Amendment to Section 1.9(e). Section 1.9(e) to the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the second sentence thereof (commencing with "In addition to the foregoing") to read as follows:

    "In addition to the foregoing, in the event that the Subsequent Liquidity Hurdle Date shall not have occurred on or before June 15, 2002, Borrower shall pay to Agent, for the ratable benefit of the Tranche A Revolving Lenders, on June 15, 2002, an additional liquidity risk fee in an amount equal to 0.15% multiplied by the amount of the Tranche A Revolving Loan Commitment."

    Amendment to Annex A to the Credit Agreement. Annex A to the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting the definition of "Liquidity Event Measurement Date" and replacing it with the following:

    ""Liquidity Event Measurement Date" means each day from and including March 31, 2002 to and including the Initial Liquidity Hurdle Date (but only if such date is after March 31, 2002)."

    Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants that:
      The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate power and have been duly authorized by all necessary corporate and shareholder action.
      This Amendment has been duly executed and delivered by or on behalf of Borrower.
      This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
      No Default has occurred and is continuing after giving effect to this Amendment.
      No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    No Other Amendments. Except as expressly amended herein, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms.
    Amendment Fee. Borrower shall pay to the Agent, for the benefit of the Lenders, in connection with certain recent accommodations provided by Lenders and Lenders' willingness to enter into this Amendment, a non-refundable fee equal to $400,000 (the "Amendment Fee"), payable on the date hereof.
    Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
    Effectiveness. This Amendment shall become effective as of April 30, 2002 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
      Documents. Agent shall have received this Amendment duly executed and delivered by Agent, all Lenders and Borrower and consented and agreed to by GCRC.
      Payment of Amendment Fee. Borrower shall have paid to Agent, for the benefit of the Lenders, the Amendment Fee.
      Payment of Expenses. Borrower shall have paid to Agent and Lenders all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent or Lenders (including, without limitation, reasonable legal fees and expenses), in each case to the extent billed to Borrower or otherwise scheduled to be paid on or before the Amendment Effective Date.
      Representations and Warranties. All representations and warranties of or on behalf of the Credit Parties or GCRC in this Amendment and all the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 8 have been satisfied.

    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
    Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: /s/ Michael S. Geele

Title: Senior Vice President/Chief Financial Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and Lender

By: /s/ Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT INC.,

as Lender

By: /s/ Adrian Avalos

Title: Vice President

FOOTHILL CAPITAL CORPORATION,

as Lender

By: /s/ Juan Barrera

Title: Assistant Vice President

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, INC., as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A.,

as Lender

By: /s David Molinario

Title: Vice President

Acknowledgment, Consent and Agreement to Third Amendment to Credit Agreement:

The undersigned hereby (i) acknowledges and consents to each of the amendments to the Credit Agreement effected by this Amendment and (ii) confirms and agrees that its obligations under the GCRC Letter shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

Acknowledged, consented and agreed to as of April 30, 2002.

NOW THEREFORE, in consideration of the premises and for other good and

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, a Delaware corporation hereby acknowledged, the parties hereto hereby agree as follows:

By: /s/ Michael Geele

Title: President